Exhibit 99.1

QUIDELORTHO ANNOUNCES $300 MILLION SHARE REPURCHASE AUTHORIZATION

Reflects QuidelOrtho’s confidence in its strong balance sheet and cash generation
QuidelOrtho continues to prioritize investments in R&D, manufacturing capacity, and debt paydown

SAN DIEGO, CA – August 17, 2022 – QuidelOrtho Corporation (NASDAQ: QDEL) (“QuidelOrtho”), a global provider of innovative in vitro diagnostics technologies designed for point-of-care settings, clinical labs and transfusion medicine, announced today that its board of directors has authorized the repurchase of up to $300 million of shares of QuidelOrtho’s common stock over the next two years.

“This announcement just months after the close of QuidelOrtho’s formative transaction reflects the substantial synergies already identified from our integration, as well as our confidence in our long-term growth strategy, the sustainability of our broad base of recurring revenues, and the durability of our strong margin profile.” said Douglas Bryant, Chairman and Chief Executive Officer of QuidelOrtho. “It also demonstrates our commitment to strategically return capital to shareholders, while investing in the long-term growth of the business. We continue to prioritize investments in R&D and manufacturing capacity expansion, and we remain committed to maintaining a strong balance sheet with appropriate levels of leverage.”

The share repurchase authorization permits QuidelOrtho to repurchase, on a discretionary basis, up to $300 million of its outstanding shares of common stock in the open market or in privately negotiated transactions, subject to market conditions and other factors. This share repurchase authorization does not obligate QuidelOrtho to repurchase any specific number of shares and may be suspended, modified, or terminated at any time without prior notice.

About QuidelOrtho Corporation
QuidelOrtho Corporation (Nasdaq: QDEL) unites the power of Quidel Corporation and Ortho Clinical Diagnostics behind a shared mission of developing and manufacturing innovative technologies that raise the performance of diagnostic testing and create better patient outcomes across the entire healthcare continuum.
Ranked among the world’s largest in vitro diagnostics (IVD) providers with more than 120 years of collective experience, we combine industry-leading expertise in immunoassay and molecular testing with a global footprint in clinical labs and transfusion medicine.
Our company’s comprehensive product portfolio delivers accuracy, speed, automation and access, providing critical information when and where it is needed most. Inspired by a spirit of service, the QuidelOrtho family is committed to enhancing the well-being of people worldwide and happy in the knowledge we are making a difference. For more information, please visit www.quidelortho.com.
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Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify these statements and other forward-looking statements in this press release by words such as “may,” “will,” “would,” “expect,” “anticipate,” “believe,” “estimate,” “plan,” “intend,” “continue,” or similar words, expressions or the negative of such terms or other comparable terminology. These statements include, but are not limited to, QuidelOrtho’s commercial and other strategic goals, future financial and operating results, future plans, objectives, strategies, expectations and intentions, and other statements that are not historical facts. Such statements are based on the current beliefs and expectations of QuidelOrtho’s management and are subject to significant risks and uncertainties. Actual results may differ significantly from those set forth in the forward-looking statements. The following factors,

Exhibit 99.1
among others, could cause actual results to differ from those set forth in the forward-looking statements: the challenges and costs of integrating, restructuring and achieving anticipated synergies as a result of the business combination; the ability to retain key employees; and other economic, business, competitive, and/or regulatory factors affecting the business of QuidelOrtho generally. Additional risks and factors are identified under “Risk Factors” in QuidelOrtho’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (the “Commission”) on August 5, 2022 and subsequent reports filed with the Commission. You should not rely on forward-looking statements as predictions of future events because these statements are based on assumptions that may not come true and are speculative by their nature. QuidelOrtho has no obligation to update any of the forward-looking information included in this press release, whether as a result of new information, future events, changed expectations or otherwise, except as required by law. All forward-looking statements are based on information currently available to QuidelOrtho and speak only as of the date hereof.

Investor Contact:
Bryan Brokmeier, CFA
IR@Quidel.com
Media Contact:
media@Quidel.com